UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2017

CLEARWATER PAPER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34146 (Commission File Number)	20-3594554 (IRS Employer Identification No.)

601 West Riverside Ave., Suite 1100 Spokane, WA (Address of principal executive offices)	99201 (Zip Code)

Registrant’s telephone number, including area code:  (509) 344-5900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective December 31, 2017, the Company is eliminating the position of Group President, and Patrick T. Burke will no longer serve in that role.  Effective January 1, 2017, Arsen S. Kitch, will assume the role of Vice President, General Manager Consumer Products, of Clearwater Paper Corporation (the “Company”).  Mr. Kitch currently serves as Vice President, Finance, for the Company, a position he has held since 2015.   He served the Company as Sr. Director Strategy & Planning, from 2013 through 2014.  Prior to joining the Company, Mr. Kitch was with Nestle from 2011 to 2013, including as a Finance Director in his final position.  Mr. Kitch received his BS from the University of California, Berkeley and his MBA from the Stanford Graduate School of Business.

The Company has begun a search to fill the position to lead its Pulp and Paperboard business.  Mr. Burke is expected to continue to serve the Company in a senior role through the first quarter of 2018 to assist in the transitions.

(e)

Approval of Amended and Restated Deferred Compensation Plan for Directors

On December 1, 2017, the Company approved amendments to its Deferred Compensation Plan for Directors (the “Deferred Plan”).  The Deferred Plan is designed, amongst other things, to provide deferred compensation in the form of phantom common stock units granted to the Company’s outside directors, thereby linking outside director compensation to long-term company performance.  The amendments approved included:

•

Stock unit valuation for purpose of payout to be determined based on a 20 trading day average price, based on the 10 trading days prior to and including, and the 10 trading days following, the date of separation of service (or anniversary thereof);

•

For stock unit awards granted after December 31, 2017, a staggered payout:  1/3 within 30 days of separation of service, 1/3 within 30 days of first anniversary of separation of service, and 1/3 within 30 days of second anniversary of separation of service

•	Clarification of the vesting and valuation of stock units upon death or disability of a director as well as upon a change of control.

The above summary is qualified in its entirety by reference to the text of the Deferred Plan, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit	Description

99.1	Deferred Compensation Plan for Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 7, 2017

CLEARWATER PAPER CORPORATION

By:	/s/ Michael S. Gadd
Michael S. Gadd, Corporate Secretary

3